UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital InternationalSM]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: global map]

Annual report for the year ended June 30, 2009

Dear shareholders:

Emerging markets stocks sustained double-digit losses over a fiscal year marked by substantial volatility in global markets and a dramatic slide in world economic growth. Stocks tumbled from July through October as the failure of a major financial institution in the U.S. and the government-brokered rescue of several other financial groups shook investor confidence. Equities showed tentative signs of recovery in late 2008 only to slip again in January and February.

Markets rallied sharply in March through May as fiscal stimulus measures began to take effect, central banks lowered interest rates and a U.S. government survey indicated that major global banks were healthier than expected. But in spite of these gains, the net asset value of the Emerging Markets Growth Fund declined 23% for the one-year period ended June 30, 2009, with distributions reinvested, compared with a 27% loss for its benchmark, the MSCI Emerging Markets Investable Market Index (IMI).

Market review
The financial system’s severe breakdown hobbled the flow of credit, dampened trade and ruptured short-term money markets. Although the U.S. was the epicenter of the crisis, no market was unscathed. While in better economic shape than developed markets on the whole, emerging markets experienced steep declines in the second half of 2008 as investors withdrew from riskier assets across the board. Most currencies depreciated against the U.S. dollar, further diminishing returns for dollar-based investors. Central and Eastern European currencies in particular were affected, along with those of several commodity-heavy markets.

[Begin Sidebar]
EMGF total returns vs. MSCI Emerging
Markets Index (stacked)*
for periods ended 6/30/09 (with distributions reinvested)

	Emerging		MSCI
	Markets		Emerging
	Growth Fund		Markets
	(EMGF)	Annualized	Index*		Annualized

12 months	–23.1%	—	–26.9%		—
3 years	21.4	6.7%	9.7		3.1%
5 years	124.9	17.6	99.8		14.8
10 years	158.2	9.9	132.6		8.8
Lifetime	3,318.1	16.5	1,212.6	†	11.8	†
(since 5/30/86)

*Returns for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets Investable Market Index (IMI) with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

† The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the IFC Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

[End Sidebar]

Policymakers’ responses to the financial market crisis were swift and aggressive. Governments pumped nearly $2 trillion into economies worldwide by the end of 2008 and central banks slashed interest rates in a series of coordinated actions. The International Monetary Fund (IMF) provided billions of dollars in aid to economies in need, extended flexible credit lines to several countries in Latin America and Eastern Europe and relaxed loan conditions for Eastern and Central European nations. Emerging markets economies slowed and exports continued to slump through the beginning of the year, particularly in Asia, but several domestic economies showed signs of life in May and June as stimulus measures gained traction. After plunging 55% from the end of June 2008 to early March 2009, the MSCI EM IMI rebounded by more than 60% in less than four months.

Percentage changes for markets and sectors are based on the MSCI EM IMI, with net dividends reinvested, and are for the period ended June 30, 2009, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, may be subject to additional risks, such as currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.

The sell-off was broad in scope, with most markets and all sectors registering declines. Energy and materials stocks slid the most, with heavyweights such as Russia’s Gazprom, Brazilian oil giant Petrobras and iron ore producer Vale dragging the market lower. Crude oil futures retreated from a high of more than $145 a barrel last July to below $50 by the end of 2008, finally settling around $70 by the end of the reporting period. Industrials fell sharply, as did telecommunication services and technology stocks. The consumer sectors fared somewhat better. Emerging markets financials lost 16%, compared to a drop of more than 35% experienced by their developed market counterparts.

Economic growth varied across the emerging markets and there was a substantial divergence in returns by country. Central and Eastern Europe were hurt by concerns over bank losses and the possibility of forced currency devaluations. Wrenching economic contractions in Russia, South Africa and Mexico reached a magnitude not seen in a decade. China and India managed to sustain GDP growth in the mid to high single digits, helped by considerable stimulus measures. Other Asian economies proved to be less robust; South Korean stocks in particular were hampered by the nation’s tepid economy, soft exports and problems in its banking sector.

Russian and Brazilian stocks slid as commodities tumbled. Increased investor concerns over the Russian corporate sector’s high level of indebtedness to foreign investors further hampered the country’s equity market, compounding economic challenges. Russia’s annualized GDP fell 9.8% in the first quarter — the most significant decline in 15 years — as industrial production plunged and the government’s $80 billion in stimulus failed to boost economic activity. Financial institutions also continued to exhibit signs of stress. The central bank ended its gradual currency devaluation policy in early 2009, and the ruble fell 25% against the U.S. dollar.

[Begin Sidebar]
10 largest equity holdings
	Percent of net assets as of /30/09	Percent of price change for the 12 onths ended 6/30/09*

OAO Gazprom	3.1%	–64.8%
Samsung Electronics	3.0	–21.4
China Shenhua Energy	2.9	–6.7
América Móvil	2.7	–26.6
Reliance Industries	2.7	–13.3
Sasol	2.0	–40.6
Industrial and Commercial Bank of China	1.9	1.9
Bharti Airtel	1.9	–0.2
Petróleo Brasileiro – Petrobras	1.7	–42.3
Vale	1.5	–48.6
Total	23.4%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Despite substantial monetary stimulus, Brazilian authorities could not prevent the economy from contracting a record 3.6% in the fourth quarter of 2008 from the previous quarter. Brazil’s central bank, which had been raising interest rates as late as September, slashed the Selic rate by 450 basis points to 9.25% by June. Stocks fell 38% and the real ended the period down 19% against the U.S. dollar.

China and India held up better, with their stock markets posting single-digit losses. The extent of China’s economic recovery sparked some debate as investors tried to gauge the government’s ability to sustain domestic demand with a $585 billion stimulus package. Annualized GDP in the second quarter rose 7.9% from a year earlier, up from 6.1% in the first quarter — which had been the economy’s weakest gain in almost a decade.

[Begin Sidebar]
Where the fund’s assets were invested

	Percent of net assets				MSCI EM		Value of holdings
					IMI[1]		6/30/09
	6/30/07	6/30/08	12/31/08	6/30/09	6/30/09		(000)

Asia-Pacific
China	10.3%	11.0%	19.2%	19.1%	19.0%		$2,073,314
Hong Kong	1.1	.8	1.0	1.1	—		123,053
India	5.5	5.4	7.8	9.7	8.0		1,048,622
Indonesia	2.2	3.1	2.3	2.1	1.7		225,488
Malaysia	4.4	3.2	2.7	3.0	3.0		322,654
Philippines	1.0	.9	1.0	1.1	.5		118,578
Singapore	.9	.8	1.1	.8	—		83,793
South Korea	10.3	8.8	7.3	7.8	12.5		841,748
Sri Lanka	.2	.1	.1	.1	—		6,842
Taiwan	11.2	8.3	7.0	6.2	12.6		669,219
Thailand	1.3	2.0	2.0	1.7	1.5		182,938
Vietnam	.3	.1	.1	.1	—		8,557
	48.7	44.5	51.6	52.8	58.8		5,704,806

Latin America
Argentina	.3	1.0	.4	.1	—	[2]	11,697
Brazil	12.6	8.0	11.1	11.5	13.8		1,250,541
Chile	.5	1.1	1.8	1.3	1.6		144,918
Colombia	.4	.3	.3	.2	.6		17,580
Dominican Republic	—	—	—	—	—		388
Jamaica	—	—	—	.1	—		7,613
Mexico	6.1	7.8	7.9	8.0	4.1		868,730
Peru	—	.1	.1	.1	.5		6,128
Venezuela	—	—	—	—	—		750
	19.9	18.3	21.6	21.3	20.6		2,308,345

Eastern Europe and Middle East
Croatia	—	.1	.1	—	—		—
Czech Republic	—	.1	.3	.8	.5		83,618
Hungary	—	—	.2	.2	.5		27,714
Israel	2.1	1.7	1.6	1.2	2.9		132,750
Kazakhstan	.5	—	—	—	—		—
Oman	.3	.3	.2	.1	—		14,897
Pakistan	.1	.1	—	.1	—	[2]	7,127
Poland	.2	.8	.7	1.1	1.1		116,546
Russia	6.4	13.2	4.0	5.2	5.4		566,165
Turkey	2.8	1.2	1.1	1.5	1.5		167,111
United Arab Emirates	.1	.2	—	—	—		—
	12.5	17.7	8.2	10.2	11.9		1,115,928

Africa
Egypt	2.7	2.2	1.1	.8	.6		82,891
Morocco	.1	.1	.1	.1	.4		10,640
South Africa	7.9	7.0	6.6	5.4	7.7		584,969
Zambia	—	—	—	—	—		3,884
	10.7	9.3	7.8	6.3	8.7		682,384

Other markets[3]
Australia	—	—	—	.3			32,776
Canada	.5	.5	.2	.3			38,161
Germany	.2	.1	—	—			—
Italy	—	—	.1	.5			58,012
Netherlands	—	.8	.2	.2			16,554
Sweden	.1	—	—	—			—
United Kingdom	1.0	1.9	.3	.3			33,067
United States
of America	.7	.5	.6	.6			64,996
	2.5	3.8	1.4	2.2			243,566

Multinational	.6	.6	.9	.7			77,417
Other[4]	1.2	1.0	1.5	2.0			215,230
Cash & equivalents
less liabilities	3.9	4.8	7.0	4.5			482,207
Total net assets	100.0%	100.0%	100.0%	100.0%			$10,829,883

[1] A dash indicates that the market is not included in the index. Source: MSCI.
[2] Argentina and Pakistan were removed from the MSCI EM IMI and placed in the MSCI Frontier Markets Index.
[3] Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[4] Includes securities in initial period of acquisition.
[End Sidebar]

Fixed-asset investment in urban areas, China’s primary measure of capital spending, climbed more than 30% in the first half of the year. Industrial production and manufacturing, which had slowed after the Olympics in August and remained sluggish through the rest of 2008, started to ramp up. Auto sales vividly highlighted the divergent growth trajectories experienced by developing and developed markets. While Chinese car sales climbed, U.S. sales plunged. More cars were purchased in China than in the U.S. in the first six months of 2009, making it the world’s largest auto market in terms of unit sales.

[Begin Sidebar]
Percent change in key markets*

	12 months ended 6/30/09		6 months ended 6/30/09

	Expressed	Expressed	Expressed	Expressed
	in U.S.	in local	in U.S.	in local
	dollars	currency	dollars	currency

Asia-Pacific
China	–6.5%	–7.1%	40.7%	40.7%
India	–5.6	5.1	58.9	56.3
Indonesia	–25.3	–17.3	60.2	50.1
Malaysia	–12.0	–5.3	26.2	28.2
Philippines	–2.4	4.7	34.1	35.7
South Korea	–30.4	–15.2	26.1	27.6
Taiwan	–20.3	–13.9	40.3	40.3
Thailand	–18.7	–17.2	46.0	43.0

Latin America
Brazil	–38.1	–23.7	60.2	34.6
Chile	2.5	3.3	54.2	28.5
Colombia	5.2	18.5	38.2	32.0
Mexico	–34.2	–15.9	17.0	11.2
Peru	–34.6	–34.0	19.6	17.4

Eastern Europe and Middle East
Czech Republic	–42.4	–29.6	11.6	7.2
Hungary	–47.4	–31.5	20.9	22.8
Israel	–19.2	–6.8	25.4	29.7
Poland	–52.1	–28.4	–3.2	4.0
Russia	–61.3	–61.5	46.3	35.4
Turkey	–14.3	7.6	42.9	42.2

Africa
Egypt	–40.0	–37.2	23.4	25.1
Morocco	–25.6	–17.8	7.8	7.3
South Africa	–10.9	–12.1	25.8	5.1

Emerging Markets
Growth Fund	–23.1		36.9

*The market indices, compiled by MSCI, are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

China’s property market also rebounded, encouraged by a host of policy changes and incentives implemented in late 2008. New loans soared to about $1.1 trillion in the first half of the year, more than triple the amount from a year earlier. Chinese equities regained ground in 2009, narrowing the decline for the reporting period to 7%. Although the consumer discretionary sector fell overall, shares of auto companies rose 37%. Technology stocks climbed, led by Internet companies, while property stocks boosted the financials sector.

Indian equities were volatile during the period, whipsawed by the global market turmoil, ongoing tensions with neighboring Pakistan in the months following November’s Mumbai terrorist attacks and political uncertainty in advance of May’s general elections. Stocks soared following the Congress Party-led United Progressive Alliance’s surprise victory in mid-May. Hopes that the new coalition government would reform the oil, gas and power industries while promoting infrastructure and agricultural development contributed to broad-based gains. Despite early fears of a sharp cyclical slowdown, the economy showed some resilience, with GDP growing 5.8% in the first quarter of 2009 from a year earlier. Infrastructure-related stocks, including Bharat Heavy Electricals, engineering and construction conglomerate Larsen & Toubro and Jindal Steel were among the market leaders. Shares of companies with heavy exposure to the Indian consumer, such as Hero Honda and HDFC Bank, were also in the vanguard. Technology stocks lagged amid softening exports and renewed concerns about corporate governance after Satyam Computers was investigated for fraudulent accounting practices and its chairman subsequently resigned. Indian equities fell 6% overall.

South Korea trailed other Asian markets, hurt by worries over declining exports and high levels of short-term debt in the financial system. Steel giant Posco, Kookmin Bank and Shinhan Financial were among the large companies nursing marked share price losses. Increased tensions with North Korea over its nuclear missile testing also weighed on sentiment, as did MSCI’s decision to not reclassify South Korea as a developed market due to its currency issues and investors’ difficulty accessing its market. The won was highly volatile, ending the period 18% lower against the U.S. dollar.

Taiwan also suffered from waning exports, but benefited in May from signals of improving relations with mainland China, including less stringent controls on Taiwanese investments by Chinese entities. China Mobile agreed in May to buy 12% of Far EasTone Telecommunications, the first investment by a Chinese state-owned company in Taiwan in decades, opening the door to further opportunities. Anti-government protests plagued Thailand throughout the year, while political tensions in Malaysia and Indonesia appeared to subside, boosting hopes for reform.

Mexico dropped 34% amid deepening economic troubles, including reduced export demand from the U.S., sharply lower remittances and a pronounced drop in tourism with the proliferation of swine flu. Telecom giants América Móvil and Teléfonos de México detracted, as did debt-laden Cemex. GDP shrank 8.2% in the first quarter of 2009 from a year earlier in the biggest contraction since the 1995 peso crisis. The Mexican government requested a $47 billion flexible credit line from the IMF in March. Argentina found itself downgraded to frontier market status by MSCI as the commodities slide shook the market and the future of Cristina Fernández de Kirchner’s government became more uncertain.

South African equities dropped 11% in spite of double-digit gains in financials and the consumer areas. Infrastructure companies Murray & Roberts and Barloworld faltered amid a slowdown in the Middle East construction boom, which had provided a considerable portion of the companies’ revenues. By May the economy had slipped into recession for the first time in 17 years. Meanwhile, the ruling African National Congress retained its stronghold on national politics; the party won the country’s elections, with Jacob Zuma assuming the presidency after the downfall and resignation of former president Thabo Mbeki.

Turkish stocks fared better than the broader market, rebounding sharply in March to end the period down 14%. The government’s tentative deal with the IMF for a multilateral loan package further boosted sentiment.

Although merger-and-acquisition activity in the emerging markets slowed considerably, several deals garnered attention. Brazil’s Unibanco and Banco Itaú merged to form Latin America’s largest bank. South African telecommunications giant MTN also resurrected talks with India’s Bharti Airtel to create one of the world’s biggest mobile phone companies. The materials sector witnessed a flurry of consolidation activity, particularly in the aluminum and iron ore industries, though few deals were completed. China furthered its efforts to secure sources of raw materials abroad, taking advantage of weaker market conditions by acquiring several struggling Australian mining companies.

Portfolio review
The fund suffered losses amid the broad market decline, even though its returns exceeded those of its benchmark. Our investments in several energy and materials companies fell sharply, particularly shares of Russian oil and gas giants Gazprom and Rosneft and steel companies Evraz and Magnitogorsk Iron & Steel. Energy and materials holdings lost 40% and 37%, respectively, but some of our commodity-related investments proved resilient in the market sell-off, including China Shenhua Energy. Shares of the coal producer rallied in the first half of 2009 and lost only 7% over the 12-month period as the company reported record profits for 2008. Reliance Industries, India’s biggest petrochemicals conglomerate, also bounced back in the second quarter of 2009, ending the one-year period 13% lower. Some gold producers fared better than other commodity-related companies, with shares of AngloGold Ashanti rising 8%.

Fund investments in several consumer-related areas declined as the economic downturn weighed on discretionary spending and dampened the outlook for retailers. Shares of China’s Focus Media Holdings and Russia’s M.video plunged approximately 70%. Shares of GOME Electrical Appliances ended the period down 47%, even though the price soared in June after the company sold more than $400 million worth of convertible bonds and new shares to private equity firm Bain Capital in the wake of a seven-month trading suspension. Holdings in Brazilian meat processor Marfrig, travel retailer Dufry South America, Russia’s Efes Breweries and South Korea’s Hite Brewery also fell sharply.

Other fund investments were less badly shaken. Several Chinese technology companies benefited as Internet usage in China climbed; web portals Alibaba.com and NetEase rose 26% and 61%, respectively, while instant messaging provider Tencent jumped 52%. In addition, Chinese auto battery maker BYD gained 210%, buoyed by rising sales and plans to explore a partnership with Volkswagen to produce hybrid and electric vehicles powered by lithium batteries. Investments in large technology companies, particularly in the semiconductor field, proved less successful. Taiwan Semiconductor Manufacturing and Samsung Electronics fell amid a slowdown in developed market discretionary spending and a worldwide reduction in corporate capital expenditures.

Several of the fund’s bank and real estate holdings realized positive returns, including China Resources Land, Bank of China and Industrial and Commercial Bank of China. Turkish bank T. Garanti Bankası and Malaysia’s SP Setia also climbed. Significant investments in Indian property developer DLF hurt the fund’s results, however, as India’s red-hot real estate market began to cool.

The fund continues to have substantial exposure to China, with investments in that country representing nearly a fifth of the portfolio at the end of June. Chinese holdings rose 1% in aggregate for the period, and more than half of the top 20 contributors to portfolio returns were based in China. Infrastructure-related holdings such as Weichai Power and China Railway Construction aided fund results as these companies benefited from optimism surrounding increased infrastructure development tied to the government’s stimulus measures. On the consumer front, our shares in fitness apparel companies Li Ning and ANTA Sports gained despite some softening in the economy, helped by the strong brand recognition they have developed in recent years.

Some investments in other markets also had positive returns. Chilean power company Enersis climbed 19%, proving to be a good defensive holding. Turkish stocks registered gains, with shares of Akbank rising 28%. Indonesia’s Bank Mandiri ended the period up 9%, while auto conglomerate PT Astra rose 11%.

Our investments in India had mixed results. Shares of wind turbine manufacturer Suzlon Energy dropped 57% for the period, as reports of product defects led to order cancellations, product replacements and lower profits. Some infrastructure-related and consumer companies had a positive impact, however, including Bharat Heavy Electricals and tea producer McLeod Russel.

Although some investments in Brazilian consumer-related companies weighed on results, a few bright spots emerged, including our holdings in household and beauty products company Hypermarcas, which gained 2%. Owning substantial investments in Mexico was a drawback, however, primarily due to our holdings in the construction area. Stocks such as ICA, Cemex and IDEAL lost about half or more of their value as the Mexican economy slumped.

Telecommunication services continue to represent a significant portion of the portfolio’s holdings, representing 13% of assets compared to 9% for the fund’s benchmark. We are generally attracted to the recurring cash flows that characterize many of these companies as well as the potential for expansive growth in some markets. Investments in Telekomunikasi Indonesia, Egypt’s Mobinil and India’s Bharti Airtel outpaced the broader market.

Overall, we have assumed a less defensive stance, increasing our investments in some financial companies, particularly Asian banks. We also took advantage of the steep slide in oil prices to add to our energy investments during the year, based on the attractiveness of some companies’ stock valuations and their capacity for strong cash flow generation. We have avoided certain materials investments as we believe that some commodities, such as iron ore and steel, will take time to recover as inventories are unloaded. We believe that the long-term structural trend in commodity prices will remain positive but will likely be volatile in the shorter term, especially given the speed of their recent comeback.

Outlook
A smattering of positive data has furthered hopes that the global economy has seen the worst of the recent crisis. Although markets worldwide will continue to face challenges, it appears that emerging markets economies are better poised for recovery than those in the developed world; their public debt is lower, their current accounts are generally in better shape, foreign exchange reserves and savings are higher, and fiscal deficits have largely been kept under control. In its July world economic report, the IMF projected that economic growth in the developing world would be 1.5% in 2009, compared with a 1.4% contraction globally.

The impact of the economic crisis in the last year has been undeniable. While sluggish exports remain a concern, we believe that domestic demand is healthy in many emerging economies and will continue to sustain growth at much higher levels than in other parts of the world. Consumer bases continue to expand on the whole and many companies throughout the developing world have successfully begun to establish strong brands. We are looking closely at consumer-related investments, given our belief that domestic demand will help bolster a number of economies.

Although China remains a significant factor in global growth, we recognize that it alone cannot pull the world out of recession, or support the rest of Asia if other economies stay weak. We do believe, however, that China’s economy will continue to expand even if exports remain at relatively lower levels, and that stimulus measures will boost key areas such as infrastructure development. Despite the inevitable obstacles ahead, Chinese GDP seems to be on target to land within the 7–8% range for 2009, a rate that far outpaces most of the world. We have concentrated our investments in some Chinese energy producers and financial institutions, along with industrial companies and consumer-related stocks.

We have also maintained significant investments in a number of Indian stocks which we believe will further benefit from consumer, real estate and infrastructure trends. Although we expect the Indian market to remain somewhat volatile in the near term, we believe that the recent elections are likely to yield a number of positive developments and opportunities in the longer term.

Despite remaining cautious about financials on the whole, we have begun to augment our investments in the sector, especially in Asian banks. Many banking groups undertook substantial deleveraging following the 1997 crisis and are now largely funded by deposits, due in part to high savings in Asia overall. On balance, we think that financial institutions in the emerging markets have proven to be and will continue to be in much better shape than those in the developed world.

The degree of last year’s downfall has been sobering. Extreme market losses have reminded investors that no matter how solid emerging markets economies may seem, they are still vulnerable to sharp downturns in the developed world. While emerging economies have slowed over the last year, we believe that the recent crisis has also highlighted an underlying strength and resilience that will allow them to prosper even if developed economies remain comparatively less robust. In our view emerging markets economies are coming out of the recent crisis healthier and stronger than advanced economies.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President
August 12, 2009

The value of a long-term perspective

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2009, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $2,463,059. This is significantly more than the $1,290,915 generated by the unmanaged MSCI EM Index (stacked).

[begin mountain chart]
	Emerging Markets Growth Fund[2]	MSCI Emerging Markets Index (stacked)[3]

12/31/1987	100,000	100,000
6/30/1988	138,053	136,912
12/31/1988	141,980	140,427
6/30/1989	203,614	173,906
12/31/1989	275,812	231,650
6/30/1990	296,302	258,080
12/31/1990	250,848	207,209
6/30/1991	349,859	281,281
12/31/1991	409,863	331,349
6/30/1992	453,884	355,819
12/31/1992	460,360	369,135
6/30/1993	551,713	421,825
12/31/1993	794,977	645,384
6/30/1994	741,137	578,578
12/31/1994	782,904	598,165
6/30/1995	732,096	578,478
12/31/1995	726,601	567,009
6/30/1996	845,474	627,491
12/31/1996	845,574	601,205
6/30/1997	1,092,098	707,935
12/31/1997	927,272	531,555
6/30/1998	791,087	431,270
12/31/1998	696,603	396,860
6/30/1999	953,943	555,079
12/31/1999	1,239,461	660,407
6/30/2000	1,198,460	607,647
12/31/2000	855,467	458,257
6/30/2001	847,207	450,050
12/31/2001	826,143	446,274
6/30/2002	799,378	454,921
12/31/2002	744,120	418,732
6/30/2003	856,488	485,280
12/31/2003	1,127,420	652,453
6/30/2004	1,095,308	646,124
12/31/2004	1,361,210	819,176
6/30/2005	1,471,426	868,292
12/31/2005	1,883,298	1,097,686
6/30/2006	2,028,701	1,176,259
12/31/2006	2,571,214	1,450,832
6/30/2007	3,085,311	1,705,431
12/31/2007	3,563,076	2,022,748
6/30/2008	3,202,070	1,764,921
12/31/2008	1,799,646	934,885
6/30/2009	2,463,059	1,290,915
[end mountain chart]

[1]The minimum initial investment for EMGF is $100,000.
[2]Values are based on a $100,000 investment with distributions reinvested.

[3]Values for the MSCI Emerging Markets Index (stacked) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

[4]For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

Total returns
(with all distributions reinvested for periods ended June 30, 2009)
	Cumulative total returns	Average annual total returns

1 year	–23.1%	—
5 years	124.9	17.6%
10 years	158.2	9.9

Fund results shown are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call 800/421-0180, ext. 96245.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network that employs more than 150 investment professionals based on three continents. They include analysts and portfolio managers, born in more than 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio
June 30, 2009

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds and notes	Percent of net assets
Financials	14.79%	.53%	-	.33%	15.65%
Energy	14.54	.84	-	.14	15.52
Telecommunication services	12.39	.58	-	.07	13.04
Information technology	11.77	.12	-	-	11.89
Materials	7.88	1.87	.14%	-	9.89
Consumer discretionary	7.40	.47	-	.15	8.02
Consumer staples	6.61	.54	-	.10	7.25
Industrials	6.97	-	-	.05	7.02
Utilities	2.72	.70	-	-	3.42
Health care	.67	-	.02	.05	.74
Other	1.23	-	-	1.88	3.11
	86.97%	5.65%	.16%	2.77%	95.55%

Short-term securities					5.06
Excess of payables over cash and receivables (including foreign currency contracts)					(.61)

Net assets					100.00%

Equity securities			Value
	Shares		(000)

Asia-Pacific

China - 19.14%
Acorn International, Inc.(ADR) (1)	75,000		$307
Advanced Semiconductor Manufacturing Corp. Ltd. (Hong Kong) (1)	8,030,000		237
AirMedia Group Inc. (ADR) (1)	801,300		5,160
Alibaba.com Ltd. (Hong Kong) (1)	14,394,500		25,410
Anhui Conch Cement Co. Ltd.	5,348,318		29,698
Anhui Conch Cement Co. Ltd. (Hong Kong)	13,835,500		86,332
ANTA Sports Products Ltd. (Hong Kong)	39,890,600		49,807
Bank of China Ltd. (Hong Kong)	306,538,000		145,258
Beijing Enterprises Holdings Ltd. (Hong Kong)	7,929,500		39,524
BYD Co. Ltd. (Hong Kong) (1)	22,812,200		91,236
China Aoyuan Property Group Ltd. (Hong Kong) (1)	8,953,000		2,144
China Communications Construction Co. Ltd. (Hong Kong)	3,907,000		4,552
China Construction Bank Corp. (Hong Kong)	91,692,600		70,893
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	19,443,600		38,998
China Huiyuan Juice Group Ltd. (Hong Kong)	930,500		658
China Life Insurance Co. Ltd.	1,407,973		5,111
China Life Insurance Co. Ltd. (Hong Kong)	2,357,000		8,703
China Mengniu Dairy Co. (Hong Kong) (1)	14,666,000		34,023
China Mobile Ltd. (Hong Kong)	1,378,000		13,819
China National Offshore Oil Corp. (Hong Kong)	62,009,000		76,359
China Overseas Land & Investment Ltd. (Hong Kong)	26,487,206		61,330
China Railway Construction Corp. Ltd. (Hong Kong) (1)	36,695,500		56,518
China Resources Enterprise Ltd. (Hong Kong)	2,540,000		5,084
China Resources Land Ltd. (Hong Kong)	34,004,000		74,871
China Shenhua Energy Co. Ltd. (Hong Kong)	84,441,500		309,894
China Vanke Co. Ltd.	6,527,100		10,966
China Yurun Food Group Ltd. (Hong Kong)	9,641,000		14,542
COSCO Pacific Ltd. (Hong Kong)	3,554,000		3,989
Ctrip.com International Ltd. (ADR) (1)	741,980		34,354
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)	12,028,000		10,093
Giant Interactive Group Inc. (ADR)	2,032,800		16,506
GOME Electrical Appliances Holding Ltd. (Hong Kong)	141,653,316		35,279
Hopewell Highway Infrastructure Ltd. (Hong Kong)	4,088,400		2,295
Industrial and Commercial Bank of China Ltd.	19,000,000		13,569
Industrial and Commercial Bank of China Ltd. (Hong Kong)	280,938,000		195,117
Intime Department Store (Group) Co. Ltd. (Hong Kong)	1,101,500		482
Lenovo Group Ltd. (Hong Kong)	52,146,700		19,806
Li Ning Co. Ltd. (Hong Kong)	15,285,500		44,981
Mindray Medical International Ltd., Class A (ADR)	123,500		3,448
NetDragon Websoft Inc. (Hong Kong)	6,497,500		4,254
NetEase.com, Inc. (ADR) (1)	1,236,600		43,504
New Oriental Education & Technology Group Inc. (ADR) (1)	32,000		2,156
Nine Dragons Paper Industries Co. Ltd. (Hong Kong)	105,900,200		69,702
Perfect World Co. Ltd., Class B (ADR) (1)	1,104,800		31,597
Qinghai Salt Lake Potash Co. Ltd.	824,000		5,987
Shanda Interactive Entertainment Ltd. (ADR) (1)	616,800		32,252
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000		2,336
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	20,880,000		3,828
Sino-Ocean Land Holdings Ltd. (Hong Kong)	15,474,500		17,657
Suntech Power Holdings Co. Ltd. (ADR) (1)	1,837,800		32,823
Tencent Holdings Ltd. (Hong Kong)	7,537,200		87,763
TPV Technology Ltd. (Hong Kong)	23,572,000		10,620
Weichai Power Co. Ltd. (Hong Kong)	15,011,600		50,393
Wumart Stores, Inc. (Hong Kong)	18,022,384		22,569
Xinao Gas Holdings Ltd. (Hong Kong)	3,306,000		5,669
Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)	6,255,000		8,851
			2,073,314

Hong Kong - 1.14%
BOC Hong Kong (Holdings) Ltd.	2,776,500		4,915
C C Land Holdings Ltd.	27,686,200		17,816
First Pacific Co. Ltd.	43,996,000		25,419
Hopewell Holdings Ltd.	12,085,000		37,718
Kerry Properties Ltd.	1,547,000		6,877
Kingway Brewery Holdings Ltd. (1)	3,993,300		710
Shangri-La Asia Ltd.	19,791,246		29,598
			123,053

India - 9.67%
Ambuja Cements Ltd.	20,072,501		36,759
Apollo Hospitals Enterprise Ltd.	1,222,966		14,662
Apollo Hospitals Enterprise Ltd. (GDR)	233,800		2,803
Bharat Electronics Ltd.	380,971		10,450
Bharat Heavy Electricals Ltd.	669,158		30,839
Bharti Airtel Ltd. (1)	12,445,874		208,629
Container Corp. of India Ltd.	785,300		16,044
Cummins India Ltd.	1,182,073		6,876
DLF Ltd.	22,149,682		143,790
Everest Kanto Cylinder Ltd.	2,879,764		11,629
Future Capital Holdings Ltd. (1)	646,417		3,556
GMR Infrastructure Ltd. (1)	2,892,000		8,575
Hindustan Unilever Ltd.	1,285,755		7,195
Housing Development Finance Corp. Ltd.	1,248,262		61,179
India Cements Ltd.	1,865,000		5,106
Infosys Technologies Ltd.	462,428		17,166
Infrastructure Development Finance Co. Ltd.	15,193,391		43,117
ITC Ltd.	865,340		3,455
IVRCL Infrastructures & Projects Ltd.	1,516,972		10,757
McLeod Russel India Ltd. (2)	5,566,169		13,242
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (3)	284,195		24,350
Mundra Port and Special Economic Zone Ltd.	83,696		1,057
Rajesh Exports Ltd.	7,591,146		6,689
Reliance Industries Ltd. (1)	6,853,677		290,003
Sanghvi Movers Ltd.	969,167		3,493
Shopper's Stop Ltd.	1,005,300		3,209
Shree Cement Ltd.	35,300		883
Sobha Developers Ltd.	3,594,606		15,710
Sun Pharmaceutical Industries Ltd.	196,010		4,481
United Spirits Ltd.	2,140,900		39,091
Wipro Ltd.	365,778		2,889
			1,047,684

Indonesia - 1.92%
PT Astra International Tbk	36,682,300		85,429
PT Bank Mandiri (Persero) Tbk	44,770,000		13,814
PT Bank Rakyat Indonesia (Persero) Tbk	30,769,000		18,919
PT Ciputra Surya Tbk (1)	20,735,500		1,034
PT Indocement Tunggal Prakarsa Tbk	11,360,000		8,607
PT Jaya Real Property	5,900,500		399
PT Medco Energi Internasional Tbk (1)	49,202,500		14,585
PT Ramayana Lestari Sentosa Tbk	184,120,000		9,178
PT Semen Gresik (1)	43,271,000		20,706
PT Surya Citra Media Tbk	38,277,500		2,664
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	44,529,652		33,007
			208,342

Malaysia - 2.98%
AirAsia Bhd. (1)	15,185,700		4,810
Astro All Asia Networks PLC	6,357,300		5,844
Bumiputra-Commerce Holdings Bhd.	29,565,849		76,058
Eastern & Oriental Bhd. (1)	20,582,430		5,522
Genting Bhd.	33,184,600		53,146
IJM Corp. Bhd.	38,020,714		62,607
IOI Corp. Bhd.	6,961,475		9,340
Mah Sing Group Bhd.	27,663,533		13,715
Naim Cendera Holdings Bhd.	11,661,500		6,229
S P Setia Bhd.	37,583,950		42,492
StemLife Bhd. (2)	8,331,900		2,032
Tanjong PLC	9,705,600		36,709
Transmile Group Bhd. (1)	11,264,800		4,150
			322,654

Philippines - 1.09%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (3)	724,790		-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (3)	241,431		-
Energy Development Corp. (2)	780,051,000		63,805
First Gen Corp. (1)	9,166,000		3,799
International Container Terminal Services, Inc.	29,660,688		9,503
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0) (1) (3)	68,631,450
Philippine Long Distance Telephone Co.	311,320		15,494
Philippine Long Distance Telephone Co. (ADR)	227,900		11,331
SM Investments Corp.	2,313,829		14,646
			118,578

Singapore - 0.72%
Ascendas India Trust	28,651,500		13,587
Banyan Tree Holdings Ltd. (1)	3,782,000		1,530
CapitaRetail China Trust	8,476,000		6,229
Olam International Ltd.	3,331,190		5,572
Wilmar International Ltd.	14,893,420		51,497
			78,415

South Korea - 7.69%
Cheil Worldwide Inc.	61,020		11,216
Hankook Tire Co., Ltd.	2,419,180		31,555
Hite Brewery Co., Ltd.	324,655		39,979
Hyundai Department Store Co., Ltd.	439,225		30,831
Hyundai Mobis Co., Ltd.	592,331		51,701
Korean Reinsurance Co.	852,868		7,888
KT&G Corp.	669,197		37,840
LG Electronics Inc.	939,031		85,888
LG Electronics Inc., nonvoting preferred	529,326		22,309
LG Telecom Ltd.	1,097,278		6,910
Macquarie Korea Infrastructure Fund (GDR)	1,303,200		5,052
Megastudy Co., Ltd.	95,015		17,123
NHN Corp. (1)	457,791		63,327
Samsung Electronics Co., Ltd.	311,326		144,347
Samsung Electronics Co., Ltd. (GDR)	702,238		163,807
Samsung Electronics Co., Ltd., nonvoting preferred	43,290		13,211
Shinhan Financial Group Co., Ltd. (1)	2,120,803		53,332
Shinsegae Co., Ltd.	51,609		20,441
S-Oil Corp.	577,240		25,731
			832,488

Sri Lanka - 0.06%
Dialog Telekom Ltd. (1)	149,615,180		6,842

Taiwan - 6.18%
Acer Inc.	8,729,000		15,129
Cathay Financial Holding Co., Ltd.	32,844,000		48,310
China Steel Corp.	11,452,000		9,818
Chunghwa Telecom Co., Ltd.	15,959,840		31,865
Delta Electronics, Inc.	24,359,700		55,200
Hon Hai Precision Industry Co., Ltd.	26,929,726		82,996
Hon Hai Precision Industry Co., Ltd. (GDR)	1,572,110		9,597
HTC Corp.	3,375,709		47,525
MediaTek Inc.	331,403		3,947
Phison Electronics Corp.	1,120,374		6,134
President Chain Store Corp.	5,042,517		12,922
Siliconware Precision Industries Co., Ltd.	3,521,000		4,058
SinoPac Financial Holdings Co. Ltd.	43,431,000		15,089
Synnex Technology International Corp.	13,116,990		21,315
Taiwan Cement Corp.	78,139,324		74,510
Taiwan Mobile Co., Ltd.	29,062,422		49,636
Taiwan Semiconductor Manufacturing Co., Ltd.	90,592,733		150,671
TECO Electric & Machinery Co., Ltd.	16,599,000		6,604
Test-Rite International Co., Ltd.	10,032,309		4,649
Tripod Technology Corp.	10,656,265		17,800
United Microelectronics Corp. (ADR)	547,100		1,444
			669,219

Thailand - 1.69%
Bangkok Bank PCL	1,830,200		5,973
Banpu PCL	13,429,800		132,450
Banpu PCL, nonvoting depositary receipt	208,800		2,037
Bumrungrad Hospital PCL (2)	43,774,600		33,334
Esso (Thailand) PCL	25,502,700		4,518
Rojana Industrial Park PCL	26,670,500		4,626
			182,938

Vietnam - 0.08%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $4,515,000) (1) (3)	1,630,227		3,016
Vietnam Resource Investments (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (3)	1,108,000		5,540
Vietnam Resource Investment (Holdings) Ltd., warrants expire June 18, 2010 (acquired 6/15/07, cost: $0) (1) (3)	110,800		1
			8,557

Latin America

Argentina - 0.01%
Grupo Financiero Galicia SA, Class B (1)	5		-
Telecom Argentina SA, Class B (ADR) (1)	77,400		993
			993

Brazil - 10.76%
ALL - América Latina Logística SA, units	6,953,000		42,774
Bradespar SA, preferred nominative	945,000		12,330
Centrais Elétricas Brasileiras SA - ELETROBRÁS, ordinary nominative	1,915,400		27,970
Centrais Elétricas Brasileiras SA - ELETROBRÁS, ordinary nominative (ADR)	617,600		9,005
CESP - Cía. Energética de São Paulo, Class B, preferred nominative	1,455,360		14,531
Cía. de Bebidas das Américas - AmBev, preferred nominative	18,200		1,182
Cía. de Bebidas das Américas - AmBev, preferred nominative (ADR)	882,100		57,187
Cía. de Bebidas das Américas - AmBev, preferred nominative, receipts (1)	57		4
Cía. de Saneamento de Minas Gerais, ordinary nominative	1,368,447		17,820
Cía. Energética de Minas Gerais - CEMIG, preferred nominative	5,683,856		76,335
Companhia de Concessões Rodoviárias, ordinary nominative	4,176,200		66,900
Drogasil SA, ordinary nominative	880,600		8,411
Dufry South America Ltd. (BDR) (2)	3,716,500		46,390
Estácio Participações SA, ordinary nominative	621,300		5,732
Gerdau SA (ADR)	1,293,100		13,539
Gerdau SA, preferred nominative	817,200		8,539
Hypermarcas SA, ordinary nominative (1)	4,807,500		59,543
Itaú Unibanco Banco Múltiplo SA (ADR)	3,362,900		53,235
Itaúsa - Investimentos Itaú SA, preferred nominative	12,809,427		56,931
LIGHT SA, ordinary nominative	843,879		11,592
Marfrig Frigoríficos e Comércio de Alimentos SA, ordinary nominative (1)	5,582,340		41,256
NET Serviços de Comunicação SA, preferred nominative (1)	3,005,567		29,106
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $11,955,000) (1) (2) (3) (4)	27,000		-
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	2,230,200		91,394
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	2,741,100		91,443
Telemig Celular Participações SA, preferred nominative (ADR)	300,700		15,251
Telemig Celular SA, Class G, preferred nominative	38,529		13,746
Tele Norte Leste Participações SA, preferred nominative	1,219,200		19,450
Tele Norte Leste Participações SA, preferred nominative (ADR)	926,100		13,771
TIM Participações SA, ordinary nominative (1)	17,445,899		59,575
Usinas Siderúrgicas de Minas Gerais SA, ordinary nominative	241,050		5,093
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	927,870		19,678
Vale SA, ordinary nominative (ADR)	8,400		148
Vale SA, Class A, preferred nominative (ADR)	10,503,724		161,232
Wilson Sons Ltd. (BDR)	1,882,300		14,583
			1,165,676

Chile - 1.34%
Banco Santander - Chile (ADR)	428,100		19,988
Empresa Nacional de Electricidad SA (ADR)	184,200		9,171
Empresas La Polar SA	1,750,800		6,481
Enersis SA (ADR)	3,476,100		64,204
Ripley Corp SA	47,821,748		36,584
SACI Falabella	2,159,395		8,490
			144,918

Mexico - 7.56%
América Móvil, SAB de CV, Series L (ADR)	7,611,731		294,726
Bolsa Mexicana de Valores, SAB de CV, Series A (1)	7,705,600		7,035
Carso Infraestructura y Construcción, SAB de CV, Series B1 (1)	57,009,700		30,581
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	3,246,525		30,323
Empresas ICA, SAB de CV, ordinary participation certificates (1)	3,252,651		5,569
Fomento Económico Mexicano, SAB de CV (ADR)	2,510,500		80,939
Genomma Lab Internacional, SAB de CV, Series B (1)	458,400		410
Grupo Famsa, SAB de CV, Series A (1)	613,800		663
Grupo Financiero Inbursa, SAB de CV	22,466,257		59,473
Grupo Modelo, SAB de CV, Series C (1)	3,225,600		11,418
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	659,028		11,203
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B1 (1)	65,108,200		52,683
Kimberly-Clark de México, SAB de CV, Series A	13,098,750		50,097
Teléfonos de México, SAB de CV, Series L (ADR)	4,105,400		66,549
Telmex Internacional, SAB de CV, Series L	22,737,100		14,401
Telmex Internacional, SAB de CV, Series L (ADR)	8,102,766		102,500
			818,570

Eastern Europe and Middle East

Czech Republic - 0.77%
ČEZ, AS	363,938		16,414
Komercní banka, AS	161,969		22,413
Telefónica 02 Czech Republic, AS	1,969,600		44,791
			83,618

Hungary - 0.26%
Magyar Telekom Telecommunications PLC	9,146,400		26,898
Magyar Telekom Telecommunications PLC (ADR)	54,678		816
			27,714

Israel - 1.23%
"Bezeq" The Israel Telecommunication Corp. Ltd.	35,415,300		65,375
Cellcom Israel Ltd.	1,181,533		31,431
Israel Chemicals Ltd.	477,623		4,703
Orbotech Ltd. (1)	425,673		3,682
Partner Communications Co. Ltd.	725,204		12,392
Partner Communications Co. Ltd. (ADR)	246,500		4,213
Shufersal Ltd.	2,969,940		10,954
			132,750

Kazakhstan - 0.00%
JSC KazMunaiGas Exploration Production	1		-

Oman - 0.14%
BankMuscat (SAOG) (GDR)	2,040,632		14,897

Pakistan - 0.07%
Oil and Gas Development Co. Ltd. (GDR)	791,800		7,127

Poland - 0.99%
Bank Pekao SA (1)	897,142		32,502
Powszechna Kasa Oszczednosci Bank Polski SA, Series C	2,612,142		21,071
Telekomunikacja Polska SA	10,952,200		53,196
			106,769

Russia - 4.93%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,902,000) (2) (3) (4) (5)	11,783,118		13,538
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $19,150,000) (1) (2) (3) (4) (5)	20,292,114		15,962
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $4,456,000) (1) (2) (3) (4) (5)	4,456,271		2,042
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $6,315,000) (1) (2) (3) (4) (5)	6,315,000		1,848
Evraz Group SA (GDR)	1,173,182		22,244
Integra Group, Class A (GDR) (1)	1,446,510		3,193
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000) (1) (3) (4)	5,247,900		5,552
OAO Gazprom	1,334,000		6,954
OAO Gazprom (ADR)	15,907,800		324,153
OAO TMK (GDR)	509,740		5,284
OJSC Holding Co. Sibirskiy Cement (1)	693,300		8,666
OJSC M.video (1)	2,260,570		5,018
OJSC Magnit	572,564		21,328
OJSC Magnit (GDR)	1,161,500		10,320
OJSC Magnitogorsk Iron and Steel Works (GDR)	1,552,400		9,134
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)	1,074,470		9,778
OJSC Mobile TeleSystems (ADR)	402,000		14,846
OJSC Novolipetsk Steel (GDR)	1,183,850		24,283
OJSC Pharmstandard (GDR) (1)	347,100		5,273
OJSC Vimpel-Communications (ADR) (1)	2,047,700		24,101
			533,517

Turkey - 1.35%
Akbank TAŞ	1,485,004		6,598
Aktas Elektrik Ticaret AŞ (1)	4,273		-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	4,556,309		40,933
Coca-Cola Içecek AŞ, Class C	1,300,245		7,396
Haci Ömer Sabanci Holding AŞ	2,653,631		7,112
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B	823,420		1,161
Türk Telekomünikasyon AŞ, Class D	19,070,375		59,553
Türkiye Garanti Bankasi AŞ (1)	8,593,254		23,112
			145,865

Africa

Egypt - 0.76%
Commercial International Bank (Egypt) S.A.E.	861,107		7,553
Egyptian Company for Mobile Services S.A.E.	1,015,026		35,232
Orascom Construction Industries Co.	603,108		20,614
Orascom Construction Industries Co. (GDR)	596,312		19,492
			82,891

Morocco - 0.10%
Holcim (Maroc) SA	46,585		10,640

South Africa - 5.31%
AngloGold Ashanti Ltd.	2,002,597		73,518
AngloGold Ashanti Ltd. (ADR)	1,450,597		53,135
Aveng Ltd.	2,337,800		10,612
Harmony Gold Mining Co. Ltd. (1)	4,369,910		45,253
Harmony Gold Mining Co. Ltd. (ADR) (1)	1,104,122		11,395
Impala Platinum Holdings Ltd.	1,207,787		26,778
Massmart Holdings Ltd.	1,055,900		11,001
MTN Group Ltd.	1,131,615		17,406
Murray & Roberts Holdings Ltd.	2,623,734		17,112
Mvelaphanda Resources Ltd. (1)	2,578,176		10,215
Sappi Ltd.	1,989,795		5,855
Sappi Ltd. (ADR)	1,308,900		3,914
Sasol Ltd.	4,784,711		168,319
Sasol Ltd. (ADR)	1,345,500		46,850
Shoprite Holdings Ltd.	905,004		6,474
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $10,827,000) (1) (2) (3) (4) (5)	27,594		26,464
Telkom SA Ltd.	3,815,482		18,892
Truworths International Ltd.	2,045,880		9,841
Wilson Bayly Holmes - Ovcon Ltd.	871,093		12,033
			575,067

Zambia - 0.04%
Celtel Zambia PLC	39,611,800		3,884

Other markets

Australia - 0.30%
Aquarius Platinum Ltd.	8,539,334		32,776

Canada - 0.35%
Banro Corp. (1) (2)	6,230,500		11,255
Banro Corp., warrants expire September 17, 2011 (1) (2)	204,900		171
CIC Energy Corp. (1) (2)	3,251,700		5,175
Farallon Mining Ltd. (1)	8,407,500		2,170
Ivanhoe Mines Ltd. (1)	2,307,000		12,800
Katanga Mining Ltd. (1)	2,341,807		846
Platmin Ltd. (1)	1,186,900		898
Platmin Ltd. (CDI) (1)	6,481,100		4,846
			38,161

Italy - 0.54%
Tenaris SA (ADR)	2,145,400		58,012

Netherlands - 0.15%
New World Resources NV, Class A	1,049,136		4,892
Vimetco NV (GDR) (1)	601,950		515
X5 Retail Group NV (GDR) (1)	728,834		11,147
			16,554

United Kingdom - 0.30%
Eurasian Natural Resources Corp. PLC	180,900		1,956
Ferrexpo PLC	2,981,893		6,597
Gem Diamonds Ltd. (1)	4,349,829		11,023
Kazakhmys PLC	258,790		2,696
Lonrho PLC (1) (2)	40,521,200		5,884
Namakwa Diamonds Ltd. (1)	4,370,700		2,900
Volga Gas PLC (1)	1,382,346		2,011
			33,067

United States Of America - 0.60%
CTC Media, Inc. (1)	665,300		7,864
Freeport-McMoRan Copper & Gold Inc., 5.50% convertible preferred (undated)	10,000		11,150
Freeport-McMoRan Copper & Gold Inc., 6.75% convertible preferred, May 1, 2010	53,400		4,242
Genpact Ltd. (1)	3,047,400		35,807
GT Solar International, Inc. (1)	450,700		2,398
SINA Corp. (1)	119,900		3,535
			64,996

Multinational - 0.71%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $6,704,000) (1) (2) (3) (4) (5)	55,951		9,536
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $39,013,000) (2) (3) (4) (5)	48,278		43,722
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (3)	609,873		4,470
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,336,000) (1) (2) (3)	318,677		2,336
International Hospital Corp. Holding NV, warrants expire June 30,2011 (acquired 12/24/08, cost: $0) (1) (2) (3)	31,867		-
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240		430
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369		5,874
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08, cost: $11,883,000) (1) (2) (3) (4) (5)	3,800		11,016
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $197,000) (1) (2) (3) (4)	600,000		33
			77,417

Miscellaneous - 1.85%
Equity securities in initial period of acquisition			200,246

Total equity securities (cost: $8,575,995,000)			10,048,209

Bonds and notes	Units or principal		Value
	amount (000)		(000)

Asia-Pacific

India - 0.01%
Rajesh Exports Ltd. 0% convertible bonds, February 21, 2012 (6)	$1,400		938

Indonesia - 0.16%
Republic of Indonesia:
10.375% May 4, 2014	6,570		7,523
10.375% May 4, 2014 (acquired 2/26/09, cost: $5,373,000) (3)	5,400		6,183
12.50% March 15, 2013	IDR 32,000,000		3,440
			17,146

Singapore - 0.05%
Noble Group Ltd. 0% convertible bonds, June 13, 2014 (6)	$4,519		5,378

South Korea - 0.09%
Korean Government 4.25% September 10, 2014	KRW 12,010,000		9,260

Latin America

Argentina - 0.10%
Republic of Argentina:
Index-Linked, Payment-in-Kind Bond, 9.092% December 31, 2033 (7)	ARS 63,193		10,046
GDP-Linked Bond, 0% December 15, 2035 (6)	58,072		658
			10,704

Brazil - 0.78%
Banco BMG SA:
8.75% July 1, 2010	$1,833		1,847
8.75% July 1, 2010 (acquired 6/22/05, cost: $6,716,000) (3)	6,720		6,770
Dasa Finance Corp. 8.75% May 29, 2018	5,485		5,424
Federal Republic of Brazil 11.00% August 17, 2040	12,225		15,966
Marfrig Frigoríficos e Comércio de Alimentos SA :
9.625% November 16, 2016	13,058		10,773
9.625% November 16, 2016 (acquired 2/3/09, cost: $349,000) (3)	470		388
Nota do Tesouro Nacional:
10.00% January 1, 2012	71	Units	35,299
10.00% January 1, 2017	5	Units	2,169
10.776% May 15, 2045 (7)	7	Units	6,229
			84,865

Colombia - 0.16%
Republic of Colombia:
7.375% March 18, 2019	$15,000		16,087
11.75% March 1, 2010	COP 3,100,000		1,493
			17,580

Dominican Republic - 0.00%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $405,000) (3)	$390		388

Jamaica - 0.07%
Digicel Group Ltd. 12.00% April 1, 2014 (acquired 3/6/09, cost: $ 6,924,000) (3)	7,500		7,613

Mexico - 0.46%
United Mexican States Government Bonds:
5.625% January 15, 2017	3,192		3,243
5.95% March 19, 2019	14,176		14,389
9.50% December 18, 2014	MXN 3,925		32,528
			50,160

Peru - 0.06%
Republic of Peru 7.125% March 30, 2019	$5,700		6,128

Venezuela - 0.01%
Republic of Venezuela:
7.65% April 21, 2025	1,225		658
8.50% October 8, 2014	129		92
			750

Eastern Europe and Middle East

Poland - 0.09%
Poland Government 5.00% October 24, 2013	PLN 31,750		9,777

Russia - 0.30%
OAO Gazprom Loan Participation Notes:
7.288% August 16, 2037	$5,065		3,824
8.146% April 11, 2018	4,720		4,319
9.625% March 1, 2013	5,240		5,423
OJSC VTB Bank Loan Participation Notes:
6.332% March 15, 2010	GBP 4,202		6,936
6.875% May 29, 2018	$1,770		1,628
Russian Federation 7.50% March 31, 2030	267		264
Sberbank (Savings Bank of the Russian Federation) Loan Participation Notes:
5.93% November 14, 2011	3,600		3,632
6.468% July 2, 2013	2,760		2,657
6.48% May 15, 2013	4,025		3,965
			32,648

Turkey - 0.20%
Republic of Turkey:
7.50% November 7, 2019	9,300		9,719
14.00% January 19, 2011	TRY 14,575		9,864
Index-Linked Bond, 12.003% February 15, 2012 (7)	2,060		1,663
			21,246

Africa

South Africa - 0.09%
Edcon Pty Ltd. 4.527% June 15, 2014 (7)	EUR 12,070		9,902

Miscellaneous - 0.14%
Bonds and notes in initial period of acquisition			14,984

Total bonds and notes (cost: $295,675,000)			299,467

Short-term securities	Principal amount		Value
	(000)		(000)

Corporate short-term notes - 4.32%
Bank of Nova Scotia 0.19% due 7/6/09	18,900		18,900
Berkshire Hathaway Inc. 0.21%-0.22% due 7/9-7/14/09	58,200		58,196
BNP Paribas SA 0.25% due 7/7/09	17,400		17,399
Canadian Imperial Bank of Commerce (CIBC) 0.20% due 7/22/09	13,800		13,798
Coca-Cola Co. 0.21% due 8/7/09	23,400		23,395
Crédit Agricole SA 0.22% due 7/6/09	25,000		24,999
JPMorgan Chase & Co. 0.18%-0.25% due 7/2-7/6/09	74,000		73,999
KfW International Finance Inc. 0.20%-0.21% due 7/10-7/22/09	57,300		57,294
Medtronic, Inc. 0.20% due 7/17/09	18,400		18,398
Nestlé SA 0.20% due 8/25/09	49,900		49,884
Procter & Gamble Co. 0.19% due 7/27/09	11,500		11,498
Rabobank Nederland NV 0.20% due 7/6/09	50,000		49,998
Royal Bank of Canada 0.27% due 7/15/09	50,000		49,994
			467,752

Federal agency discount notes - 0.74%
Federal Home Loan Bank Discount Corp. 0.18%-0.22% due 7/6-7/10/09	40,500		40,498
International Bank for Reconstruction and Development 0.17% due 7/16/09	40,000		39,997
			80,495

Total short-term securities (cost: $548,248,000)			548,247

Total investment securities (cost: $9,419,918,000)			10,895,923

Excess of payables over cash and receivables (including foreign currency contracts)			(66,040)

Net assets			$10,829,883

(1) Security did not produce income during the last 12 months.
(2) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund ( see note 9 in Notes to financial statements).

(3) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists.  As of June 30, 2009, the total value and cost of such securities were $197,072,000 and $276,817,000, respectively, and the value represented 1.82% of net assets.

(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.  For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6) Represents a zero coupon security that may convert to a coupon-bearing security at a later date.
(7) Coupon rate may change periodically.

Abbreviations

Securities:
ADR - American Depositary Receipts
BDR - Brazilian Depositary Receipts
CDI - CREST Depository Interest
GDR - Global Depositary Receipts

Currencies other than U.S. dollars:
ARS - Argentine Peso
COP - Colombian Peso
EUR - Euro
GBP - British Pound Sterling
IDR - Indonesian Rupiah
KRW - South Korean Won
MXN - Mexican New Peso
PLN - Polish Zloty
TRY - Turkish Lira

See Notes to financial statements

Financial statements

Statement of assets and liabilities at June 30, 2009	(dollars in thousands, except per-share data)

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $9,000,706)	$10,577,364
Affiliated issuers (cost: $419,212)	318,559	$10,895,923

Cash		8,626
Cash denominated in non-U.S. currency (cost: $1,048)		1,048
Receivables for--
Sales of investments	31,239
Sales of fund's shares	22,720
Dividends and interest	44,745
Non-U.S. taxes	17,954	116,658

		11,022,255

Liabilities:
Unrealized depreciation on open forward currency contracts		9,497
Payables for--
Purchases of investments	174,172
Investment advisory services	5,704
Directors' compensation	1,025
Other fees and expenses	1,218
Non-U.S. taxes	756	182,875

		192,372

Net assets at June 30, 2009 --
Equivalent to $6.72 per share on 1,611,973,321 shares of $0.01 par value capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$10,829,883

Net assets consist of:
Capital paid in on shares of capital stock		$11,250,948
Undistributed net investment income		38,146
Accumulated net realized loss		(1,925,525)
Net unrealized appreciation		1,466,314

Net assets at June 30, 2009		$10,829,883

See Notes to financial statements

Financial statements

Statement of operations for the year ended June 30, 2009	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $30,946; also includes $11,661 from affiliates)	$268,583
Interest (includes $659 from affiliates)	37,228	$305,811

Fees and expenses:
Investment advisory services	59,229
Custodian	7,068
Registration statement and prospectus	61
Auditing and legal	475
Reports to shareholders	24
Directors' compensation	424
Other	389

Total expenses before expense reduction	67,670
Custodian expense reduction	165	67,505

Net investment income		238,306

Net realized loss and unrealized depreciation on investments, forward currency contracts and currency:
Net realized (loss)/gain on:
Investments (net of non-U.S. taxes of $15; also includes $76,863 net loss from affiliates)	(1,891,040)
Forward currency contracts	28,606
Currency transactions	(22,296)	(1,884,730)

Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $119)	(1,456,609)
Forward currency contracts	(2,218)
Currency translations	(782)	(1,459,609)

Net realized loss and unrealized depreciation on investments, forward currency contracts and currency		(3,344,339)

Net decrease in net assets resulting from operations		$(3,106,033)

Statement of changes in net assets	(dollars in thousands)

	Year ended June 30,
	2009	2008

Operations:
Net investment income	$238,306	$385,210
Net realized (loss) gain on investments, forward currency contracts and currency transactions	(1,884,730)	3,717,490
Net unrealized depreciation on investments, forward currency contracts and currency translations	(1,459,609)	(3,459,735)

Net (decrease) increase in net assets resulting from operations	(3,106,033)	642,965

Dividends and distributions paid to shareholders:
Dividends from net investment income	(232,579)	(489,910)
Distributions from net realized gain on investments	(2,113,433)	(3,778,118)

Total dividends and distributions paid to shareholders	(2,346,012)	(4,268,028)

Capital share transactions:
Proceeds from shares sold:
199,011,713 and 22,694,483 shares, respectively	1,283,577	322,653
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions:
480,838,418 and 297,687,658 shares, respectively	2,312,833	4,203,350
Cost of shares repurchased:
143,295,513 and 148,648,005 shares, respectively	(1,239,109)	(2,359,541)

Net increase in net assets resulting from capital share transactions	2,357,301	2,166,462

Total decrease in net assets	(3,094,744)	(1,458,601)

Net assets:
Beginning of year	13,924,627	15,383,228

End of year (including undistributed net investment income: $38,146 and $53,793, respectively)	$10,829,883	$13,924,627

See Notes to financial statements

Notes to financial statements

1.  Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. Eastern time on the last business day of each week and month. The fund will not determine its net asset value on any day during which the New York Stock Exchange has been closed for trading.

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Bonds and notes, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality, and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. Eastern time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed income securities, depending on which method is deemed most appropriate by the investment advisor. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund’s board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.   As of June 30, 2009, unfunded capital commitments totaled $104,043,000.

2.  Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests.  In addition, investments in developing country securities may also be affected by government activities and restrictions, including repatriation restrictions; currency and price fluctuations and periods of illiquidity; limited availability of information; security valuations; taxes; potential fraud; settlement; transferability and recordkeeping practices; conditions affecting the general economy; higher transaction costs; social, economic and political instability; and different accounting, financial reporting and legal standards.

3.  Taxation and distributions

Federal income taxation - The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.  As mentioned below, the fund could be subject to interest and penalty amounts related to India capital gains taxes.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005, by state authorities for tax years before 2004 and by tax authorities outside the U.S. for tax years before 2002.

Non-U.S. taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of June 30, 2009, accrued non-U.S. taxes on realized and unrealized gains were $756,000.

As of June 30, 2009, the receivable for non-U.S. taxes includes $16,005,000 related to India capital gains taxes that are currently in dispute. Based on the advice of outside counsel, management believes it is more likely than not that the amount in dispute will be resolved in the fund’s favor. Potential tax, interest and penalty amounts relating to these issues, if any, may be assessed in the future. If the disputes are ultimately resolved unfavorably, it will not have a materially adverse effect on the fund’s financial position or results of operations.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; income on certain investments; and unrealized appreciation of certain investments in securities outside the U.S.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the year ended June 30, 2009, the tax characters of distributions paid to shareholders were ordinary income, short-term realized gain and long-term realized gain in the amounts of $232,579,000, $101,121,000 and $2,012,312,000, respectively. For the year ended June 30, 2008, the tax characters of distributions paid to shareholders were ordinary income, short-tem realized gain and long-term realized gain in the amounts of $489,910,000, $539,731,000 and $3,238,387,000, respectively.

During the year ended June 30, 2009, the fund reclassified $21,374,000 from undistributed net investment income to accumulated net realized loss and $7,248,000 from accumulated net realized loss to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of June 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$140,267
Post-October currency loss deferrals (realized during the period November 1, 2008, through June 30, 2009 (*)	(43,271)
Capital loss carryforwards expiring 2017 (†)	(832,576)
Post-October capital loss deferrals (realized during the period November 1, 2008, through June 30, 2009) (*)	(923,306)
Gross unrealized appreciation on investment securities	2,398,372
Gross unrealized depreciation on investment securities	(1,154,339)
Net unrealized appreciation on investment securities	1,244,033
Cost of investment securities	9,651,890

(*) These deferrals are considered incurred in the subsequent year.
(†) The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date.  The fund will not make distributions from capital gains while a capital loss carryforward remains.

4.  Fees and transactions with related parties

Investment advisory services fee – The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee – The fund has an agreement with American Funds Service Company® (AFS), the transfer agent for the fund.  AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing.  Transfer agent fees were $2,000 for the year ended June 30, 2009.  This amount was included in other fees and expenses.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $761,000 in current fees (either paid in cash or deferred) and a net decrease of $337,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5.  Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2009 (dollars in thousands):

Investment securities	Level 1	Level 2 (*)	Level 3 (*)
Equity securities
Asia Pacific	$269,685	$5,378,049	$24,350
Latin America	2,130,157	-	-
Eastern Europe/Middle East	76,088	937,228	38,941
Africa	119,178	526,840	26,464
Other markets	145,173	98,393	77,417
Miscellaneous securities	48,244	166,986	-
Bonds and notes	-	284,483	-
Short-term securities	-	548,247	-
Total	$2,788,525	$7,940,226	$167,172

	Level 1	Level 2	Level 3
Forward currency contracts (†)	-	$(9,497)	-

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the 12 months ended June 30, 2009 (dollars in thousands):

	Beginning value at 7/1/2008	Net purchases	Net realized gain (**)	Net unrealized depreciation (**)	Net transfers out of Level 3	Ending value at 06/30/2009
Investment securities	$212,489	$119,648	$1,510	$(64,121)	$(102,354)	$167,172

Net unrealized depreciation during the period on Level 3 investment securities held at 06/30/2009(**)	$(64,303)

(*) Level 2 and Level 3 include investment securities with an aggregate value of $7,295,385,000 that were fair valued under guidelines adopted by authority of the fund’s board of directors.  Of this amount, securities with an aggregate value of $6,984,307,000 were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.

(†) Forward currency contracts are not included in the investment portfolio.

(**) Net realized gain and net unrealized depreciation are included in the related amounts on investments in the statement of operations.

6.  Ristricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of June 30, 2009, the total value of restricted securities was $197,072,000, which represents 1.82% of the net assets of the fund.

7.  Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,543,888,000 and $6,126,436,000, respectively, during the year ended June 30, 2009.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank.  For the year ended June 30, 2009, the custodian fee of $7,068,000 was reduced by $165,000, rather than paid in cash.

8.  Subsequent events

As of August 12, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

9.  Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2009, is as follows:

					Dividend
					and interest
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Banro	1,063,500	5,773,200	401,300	6,435,400	$-	$11,426
Bumrungrad Hospital	43,774,600	-	-	43,774,600	904	33,334
CIC Energy	3,251,700	-	-	3,251,700	-	5,175
Dufry South America	2,963,500	753,000	-	3,716,500	343	46,390
Energy Development[1]	529,738,000	250,313,000	-	780,051,000	1,529	63,805
Lonrho	20,377,200	20,144,000	-	40,521,200	-	5,884
McLeod Russel India	5,566,169	-	-	5,566,169	130	13,242
StemLife	8,331,900	-	-	8,331,900	31	2,032

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund[2]	11,429,113	354,005	-	11,783,118	142	13,538
Baring Vostok Private Equity Fund III[2]	19,460,214	831,900	-	20,292,114	-	15,962
Baring Vostok Private Equity Fund IV2	6,610,371	4,160,900	-	10,771,271	-	3,890
Capital International Global Emerging Markets Private Equity Fund[2]	55,951	-	-	55,951	-	9,536
Capital International Private Equity Fund IV2	46,808	1,470	-	48,278	1,309	43,722
International Hospital	928,550	31,867	-	960,417	-	6,806
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	6,304
New GP Capital Partners[2]	27,000	-	-	27,000	-	-
Pan-African Investment Partners II	3,800	-	-	3,800	-	11,016
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	-	33
South African Private Equity Fund III[2]	27,594	-	-	27,594	-	26,464

Unaffiliated issuers[3]:
Banpu	13,329,000	730,300	420,700	13,638,600	4,294	-
Gmarket	2,554,429	-	2,554,429	-	-	-
Harmony Gold Mining	16,821,400	46,745,000	58,092,368	5,474,032	659	-
IJM	48,746,514	8,732,400	19,458,200	38,020,714	2,979	-
Transmile Group	15,205,500	-	3,940,700	11,264,800	-	-
					$12,320	$318,559

1. The holding was in its initial period of acquisition at June 30, 2008 and was not publicly disclosed.
2. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.
3. Affiliated during the period but no longer affiliated at June 30, 2009.

10.  Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.  The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation/depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.  Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities.  Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from closed forward currency contracts are recorded in the statement of operations. As of June 30, 2009, the fund had open forward currency contracts to sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation

				Unrealized
	Non-U.S.	U.S.	Amount	(depreciation)
Sales:
Czech Koruna to Euro expiring 7/21/09	CZK196,696/EUR7,361	$10,325	$10,608	$(283)
Hungarian Forint to U.S. Dollar expiring 7/8/09	HUF1,959,218	9,558	10,058	(500)
Indian Rupee to U.S. Dollar expiring 10/5/09	INR 3,200,852	61,470	66,519	(5,049)
Israeli Shekel to U.S. Dollar expiring 7/21/09	ILS 242,772	61,200	61,717	(517)
Mexican New Peso to U.S. Dollar expiring 7/21/09	MXN 770,487	57,169	58,176	(1,007)
South African Rand to U.S. Dollar expiring 7/10-7/20/09	ZAR 348,168	42,627	44,768	(2,141)

Foreign currency contracts ---net……………				$(9,497)

Financial highlights

	Year ended June 30

	2009	2008	2007 *	2006 *	2005 *
Net asset value, beginning of year	$12.95	$17.02	$15.21	$15.70	$11.87

(Loss) Income from investmentoperations+:
Net investment income	.18	.39	.22	.26	.27
Net realized and unrealized (loss) gain on investments	(4.09)	.68	6.56	5.05	3.77

Total (loss) income from investment operations	(3.91)	1.07	6.78	5.31	4.04

Less distributions:
Dividends from net investment income	(.23)	(.59)	(.41)	(.50)	(.21)
Distributions from net realized gains	(2.09)	(4.55)	(4.56)	(5.30)	-

Total distributions	(2.32)	(5.14)	(4.97)	(5.80)	(.21)

Net asset value, end of year	$6.72	$12.95	$17.02	$15.21	$15.70

Total return	(23.08)%	3.78%	52.08%	37.88%	34.34%

Ratios/supplemental data:
Net assets, end of year (in millions)	$10,830	$13,925	$15,383	$11,100	$13,632
Ratio of expenses to average net assets	0.71%	.67%	.70%	.72%	.71%
Ratio of net investment income to average net assets	2.49%	2.47%	1.39%	1.57%	1.96%
'Portfolio turnover rate	67.91%	57.50%	52.19%	38.48%	29.00%

* The per share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.
+ The per share data is based on average shares outstanding.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the "Fund") at June 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities owned at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 12, 2009

Expense example
                                                                                       unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2009 through June 30, 2009).

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2009	Ending account value 6/30/2009	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,368.64	$4.17	.71%
Hypothetical 5% return before expenses	1,000.00	1,021.27	3.56	.71

* Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.  The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2009:

Long-term capital gains	$2,012,312,000
Foreign taxes	$0.02 per share
Foreign source income	$0.20 per share
Qualified dividend income	$210,799,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (CII) for an additional one-year term through June 20, 2010, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund’s investment results, portfolio composition, sales and redemptions, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with CII representatives and in a private session with independent counsel at which no CII representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

CII, its personnel and its resources

The board and the committee considered the depth and quality of CII’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; and the low turnover rates of its key personnel. The board and the committee considered CII’s commitment to research and its multiple portfolio manager system, noting that CII continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered CII’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the directors informed; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including information technology, legal, fund accounting and treasury functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2008, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results both in absolute terms and relative to its benchmark and the selected funds. The directors observed that the fund’s results had exceeded the benchmark over the short and long term, including the lifetime of the fund. The board and the committee concluded that the fund’s results over the long term and short term have generally been satisfactory and that CII’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by CII and of other comparable third-party funds, as well as emerging markets equity investment management fees charged to separate accounts advised by CII and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from a third party source regarding advisory rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by comparable retail mutual funds with emerging market equity mandates and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

5. Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding CII’s costs of providing services to the fund and its other institutional clients, and also reviewed the resulting level of profits to CII. The board and the committee considered CII’s commitment to investing in technology, infrastructure and staff to maintain and enhance the services provided by CII. The board and the committee also noted recent operational restructuring efforts undertaken by CII. The board and the committee considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board and the committee noted that the fund’s potential to benefit from economies of scale has declined concurrently with the decline in the fund’s assets during 2008, which occurred primarily due to the negative performance of the equity market during the year. The board and the committee concluded that CII’s profitability from its relationship with the fund was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by CII and its affiliates as a result of CII’s relationship with the fund and other clients of CII, including fees paid to CII’s affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The board and the committee also reviewed CII’s portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Board of directors and other officers

“Independent” directors

	Year first
	elected
Name, age and	a director
position with fund	of the fund[1]	Principal occupation(s) during past five years

Paul N. Eckley, 54	2005	Senior Vice President, Investments, State Farm Insurance Companies

Nancy C. Everett, 54	2005
Chairman of the Board, Chief Executive Officer and former President and Chief Investment Officer, Promark Investment Advisors, Inc. (formerly known as General Motors Investment Management Corporation); former Chief Investment Officer, Virginia Retirement System

Beverly L. Hamilton, 62	1991	Retired President, ARCO Investment
Vice Chairman of the Board		Management Company
(Independent and Non-Executive)

Raymond Kanner, 56	1997	Managing Director and Chief Investment Officer, IBM Retirement Funds; former Director, Global Equity Investments, IBM Retirement Funds

L. Erik Lundberg, 49	2005	Chief Investment Officer, University of Michigan

Helmut Mader, 67	1986	Managing Director, Mader Capital Resources GmbH; former Director, Deutsche Bank AG

William B. Robinson, 71	1986	Director, Reckson Asset Management Australia
Chairman of the Board		Limited; former Director, Unwired Australia Group
(Independent and Non-Executive)		Limited (Internet service provider); former Director, Deutsche Asset Management Australia Limited

Michael L. Ross, 40	2006	Chief Investment Officer and Partner, Makena Capital Management, LLC; former Chief Investment Officer, Stanford Management Company

Aje K. Saigal, 53	2000	Director of Investment Policy and Strategy, Government of Singapore Investment Corporation Pte. Limited

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Paul N. Eckley, 54	1	None

Nancy C. Everett, 54	1	Promark Absolute Return Strategies Fund, LLC

Beverly L. Hamilton, 62	1	Oppenheimer Funds
Vice Chairman of the Board		(director for 38 portfolios
(Independent and Non-Executive)		in the fund complex)

Raymond Kanner, 56	1	None

L. Erik Lundberg, 49	1	None

Helmut Mader, 67	1	None

William B. Robinson, 71	1	None
Chairman of the Board
(Independent and Non-Executive)

Michael L. Ross, 40	1	None

Aje K. Saigal, 53	1	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities of the
position with fund	the fund¹	fund

Victor D. Kohn, 51	1996	President and Director, Capital International, Inc.;
President and Chief		Director, Capital Guardian Trust Company[5]
Executive Officer

David I. Fisher, 69	1986
Vice Chairman of the Board, Capital International, Inc.; Chairman of the Board, Capital Group International, Inc.;[5] Director, Capital Group Research, Inc.;[5] Chairman of the Board, Capital Guardian Trust Company;[5] Vice Chairman of the Board, Capital International Limited;[5] Director, Capital International Research, Inc.;[5] Director, The Capital Group Companies, Inc.[5]

Shaw B. Wagener, 50	1997
Chairman of the Board, Capital International, Inc.; President and Director, Capital Group International, Inc.;[5] Senior Vice President, Capital Guardian Trust Company;[5] Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

Victor D. Kohn, 51	1	None
President and Chief
Executive Officer

David I. Fisher, 69	1	None

Shaw B. Wagener, 50	1	None

Chairman emeritus
Walter P. Stern, 80		Vice Chairman of the Board, Capital International, Inc.; Senior Partner, Capital Group International, Inc.[5]

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities of the
position with fund	the fund¹	fund

Michael A. Felix, 48	1993	Senior Vice President and Director, Capital
Vice President and		International, Inc.; Senior Vice President, Treasurer
Treasurer		and Director, Capital Guardian Trust Company;[5] Director, Capital Group Research, Inc.[5]

Peter C. Kelly, 50	1996	Senior Vice President, Senior Counsel, Secretary and
Vice President		Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[5] Secretary, Capital Group International, Inc.[5]

Robert H. Neithart, 44	2000	Executive Vice President and Research Director,
Vice President		Capital International Research, Inc.;[5] Vice President and Director, Capital Strategy Research, Inc.;[5] Senior Vice President and Director, Capital Guardian Trust Company[5]

Abbe G. Shapiro, 49	1997	Vice President, Capital International, Inc.;
Vice President		Vice President, Capital Guardian Trust Company[5]

M. Elaine Teo, 43	2006	Senior Vice President, Capital International, Inc.;
Vice President		Chairperson and Director, Capital International Research, Inc.[5]

Lisa B. Thompson, 43	2000	Senior Vice President, Capital International Research,
Vice President		Inc.[5]

Ricardo V. Torres, 39	2006	Executive Vice President and Research Director,
Vice President		Capital International Research, Inc.[5]

Nelson N. Lee, 38	2005	Vice President and Associate Counsel, Capital
Secretary		International, Inc.; Vice President and Associate Counsel, Capital Guardian Trust Company[5]

Laurie D. Neat, 38	2005	Assistant Vice President and Senior Compliance
Assistant Secretary		Manager, Capital International, Inc.; Assistant Vice President and Senior Compliance Manager, Capital Guardian Trust Company[5]

Bryan K. Nielsen, 36	2006	Vice President, Capital International, Inc.;
Assistant Treasurer		Vice President, Capital Guardian Trust Company[5]

The fund’s statement of additional information (SAI) includes additional information about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.
[2]Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.

[3]This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[5]Company affiliated with Capital International, Inc.

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International    Capital Guardian    Capital Research and Management    Capital Bank and Trust    American Funds

Lit. No. MFGEAR-915-0809P (NLS)

Printed in USA  TAG/AFD/6391-S20971

© 2009 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made by dialing 800/421-0180, ext. 96245 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Paul N. Eckley, L. Erik Lundberg, Michael L. Ross and Aje K. Saigal, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)	Audit Fees:
2008                                $128,000
2009                                $128,000

b)	Audit- Related Fees:
2008                                none
2009                                none

c)	Tax Fees:
2008                                $62,000
2009                                $95,000

The tax fees for 2008 and 2009 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2008: $12,000 2009: $12,000); preparing the local tax return and routine tax compliance services in India and Venezuela (2008: $34,000, 2009: $57,000); and other tax services in India and Venezuela (2008: $16,000, 2009: $26,000).

d)	All Other Fees:
2008                                none
2009                                none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)              Not applicable

b)              Audit- Related Fees:
2008                                none
2009                                none

c)              Tax Fees:
2008                                $2,000
2009                                $3,000

d)              All Other Fees:
2008                                none
2009                                none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $98,000 for fiscal year 2009 and $64,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 28, 2009

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: August 28, 2009